                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Development Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Development Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the Fund's performance prior to that date would probably have been different if the current investment strategy had been in place. Since adopting its current objective, the cumulative return is -33.32%.

Average Annual Total Returns as of 1/31/04
Scudder Development Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	14.58%	39.59%	-15.49%	-6.60%	2.91%
Class AARP	14.57%	39.67%	-15.48%	-6.56%	2.92%
Russell 3000 Growth Index+	14.78%	37.32%	-10.20%	-5.33%	8.80%
S&P 500 Index++	15.23%	34.57%	-4.58%	-1.02%	10.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 19.26	$ 19.25
7/31/03	$ 16.81	$ 16.80

Class S Lipper Rankings - Multi-Cap Growth Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	185	of	396	47
3-Year	255	of	317	81
5-Year	139	of	164	85
10-Year	66	of	68	96

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Development Fund - Class S [] Russell 3000 Growth Index+ [] S&P 500 Index++

Yearly periods ended January 31

The growth of $10,000 is cumulative.

Comparative Results as of 1/31/04
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,959	$6,035	$7,109	$13,318
	Average annual total return	39.59%	-15.49%	-6.60%	2.91%
Class AARP	Growth of $10,000	$13,967	$6,038	$7,122	$13,341
	Average annual total return	39.67%	-15.48%	-6.56%	2.92%
Russell 3000 Growth Index+	Growth of $10,000	$13,732	$7,242	$7,606	$23,245
	Average annual total return	37.32%	-10.20%	-5.33%	8.80%
S&P 500 Index++	Growth of $10,000	$13,457	$8,687	$9,499	$28,131
	Average annual total return	34.57%	-4.58%	-1.02%	10.90%

The growth of $10,000 is cumulative.

+ The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index. Beginning with the next annual report, the Russell 3000 Growth Index will be shown instead of the Standard & Poor's (S&P) 500 Index, as the fund's benchmark index, because the advisor believes that the Russell 3000 Growth Index more accurately reflects the fund's multi-cap growth investment philosophy and strategy.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey Jones and Portfolio Managers Sam Dedio and Doris Klug discuss Scudder Development Fund's strategy and the market environment during the six-month period ended January 31, 2004.

Q: How did growth stocks perform during the past year?

A: The US stock market gained ground during the past six months, building on its gains of the first half of 2003. Stocks were propelled by a uniquely positive combination of factors: stronger economic growth, improving corporate earnings and supportive government policies, such as continued low interest rates, lower taxes and increased spending. Virtually all areas of the market delivered strong returns in this environment, growth stocks included.

In keeping with the trend that developed from mid-March into the start of the semiannual reporting period, July 31, 2003, smaller stocks continued to produce favorable returns, outperforming their larger counterparts. Similarly, lower-quality and more heavily indebted companies continued to deliver strong market performance. Although these trends continued during the past six months, one notable feature of the second and third calendar quarters of 2003 did not: the outperformance of growth stocks over value stocks. Value, as an asset class, finished the reporting period slightly ahead of growth.1

1 Growth stocks generally display above-average earnings growth and are expected to increase profits faster than the overall market. Value stocks are companies whose stock prices generally do not fully reflect their intrinsic value.

Q: How did the fund perform in relation to its benchmark and its peer group?

A: Amid the positive environment for stocks, the fund produced a total return of 14.58% (Class S shares) for the six months ended January 31, 2004. Its Class AARP shares returned 14.57%.2 (Please see pages 3 through 5 for more complete performance information.) Despite producing strong results on an absolute basis, the fund underperformed the 14.78% return of its benchmark - the Russell 3000 Growth Index - and the 15.28% average return of the 399 funds in Lipper's Multi-Cap Growth Funds category.3

2 The AARP class has slightly more individual accounts relative to total fund assets, so its costs are a little higher and returns therefore a little lower.
3 Lipper's Multi-Cap Growth Funds category represents funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure, compared with the US diversified multi-cap equity funds universe average.

Q: How does the fund's longer-term performance record stack up?

A: The fund finished in the top half of its Lipper peer group for the one-year period ended January 31, 2004, but it remained behind the group over the three-, five- and 10-year periods.4

4 The fund's Class S shares ranked 185, 255, 139 and 66 for the 1-, 3-, 5- and 10-year periods as of January 31, 2004. Its Class AARP shares ranked 184 and 254 for the 1- and 3-year periods ended on the same date. There were 396, 317, 164 and 68 funds, respectively, in Lipper's Multi-Cap Growth Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of January 31, 2004.

Since we assumed the management duties of the fund in December 2002, one of our goals has been to improve the fund's longer-term track record. We seek to achieve this by constructing the portfolio one stock at a time based on our individual company research. The first step in our research process is to use a screen to eliminate stocks within the Russell 3000 Growth Index that do not meet our strict criteria regarding growth characteristics, earnings quality and valuation. Next, our team of analysts conduct a rigorous examination of the stocks that survive the screen. Fundamental analysis is especially important in the small-cap arena, since not all of the companies are heavily followed by the investment community.5 This means that opportunities can be unearthed by those who do their homework. In general, we strive for the fund to own industry leaders and companies that may not be leaders but that are gaining market share.6

5 Fundamental analysis is the analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are usually said to have "good fundamentals."
6 Market share refers to a company's sales in relation to the industry as a whole. A company that has $250 million of sales in a $1 billion market, for example, is said to have a market share of 25%.

Our investment process also encompasses the management of the fund's existing portfolio of stocks. Each time we purchase a stock for the fund, we set a target price. We will generally sell the fund's position when this target is reached. However, before we sell, we conduct a fresh analysis of the stock to determine if we should increase our target price to account for continued positive change in the company's business. The goal of this intensive process is not to hit quick "home runs," but to own stocks that can emerge as winners over a 12- to 24-month period.

Q: What factors helped and hurt performance during the period?

A: Strong stock selection within the information technology and consumer discretionary sectors helped performance, but this was offset by weaker stock selection in health care and industrials.7 The net effect was underperformance. Within the tech sector, the fund was helped by our stock picks in hardware and semiconductors. Top performers in this area included Vishay Intertechnology, Inc., National Semiconductor Corp. and Cisco Systems, Inc. The fund's position in Vishay Intertechnology, Inc., which makes components for computer motherboards, telecom equipment and cell phones, illustrates our investment process at work. The fund bought shares in the company early in 2003 after it posted a quarterly loss. At the time, we thought investors were placing too much emphasis on Vishay's near-term results and failed to account for the improvement in both the company's underlying business and the US economy. Vishay reported consistently better quarterly results in 2003, and its stock rose 75% from the fund's initial purchase through the end of the reporting period.

7 Consumer discretionary products are those such as home electronics that are nonnecessities and therefore more sensitive to economic conditions.

In the consumer discretionary sector, the fund's largest positive contributor was Harman International Industries, Inc. The company makes the infotainment system, which is essentially a "central nervous system" for automobiles to run DVD players and global positioning systems (GPSs). More cars are being produced that have adopted one or both of these features. For instance, BMW used to make these technologies available only in its 7-Series, but it now can add them to the 5-Series as well. Harman also supplies its system to the Mercedes E Class, the Audi 8 and the Porsche Cayenne. On the domestic front, Chrysler is offering Harman's system as an option on the Dodge Ram pickup. Consumer preference for both the GPS and DVD options is rising rapidly, and Harman has been well-positioned to capitalize on the trend. Elsewhere in the consumer discretionary sector, small losses in media and auto stocks were offset by a strong showing among the fund's holdings in apparel companies - such as Chico's FAS, Inc. - and restaurants such as The Cheesecake Factory, Inc.

Within the health care industry, fund performance was hurt by our decisions with respect to the health care equipment subsector. Not only was our selection within the group weak, but also the fund was underweight in equipment, which performed better than the health care sector as a whole.8 At the same time, the fund held a corresponding overweight in pharmaceuticals and biotechnology companies, both of which underperformed the broader health care sector. The fund's largest detractor from performance, MedImmune, Inc., was hurt by slower-than-expected sales of Flumist, which serves as an alternative to the traditional flu shot vaccination. Investor expectations for the sales of this drug moved beyond realistic levels early in 2003, given that it was a new product that involves the inhalation of an active flu virus. The public apparently has been slow to get comfortable with this radical departure from what many people have become used to over time. However, we believe consumers will give the product stronger consideration next winter when the current season will have passed without any negative side effects reported by those who took Flumist. We are holding on to the stock in the fund, which we believe is reasonably priced, in anticipation of this development.

8 "Underweight" means a fund holds a lower weighting than the benchmark; "overweight" means a fund holds a higher weighting in a given sector than the benchmark index.

Q: How is the fund positioned on a market capitalization basis?

A: The chart below shows how the fund's position in companies of varying sizes shifted over the course of the period. These weightings are the result of our specific company analysis, not our views on the relative merits of each area. Having said that, we expect that opportunities will become more prevalent in the large-cap area, given the current stage of the economic cycle. At the beginning of a recovery, we believe investors tend to gravitate toward smaller stocks. We saw this trend at work last year. But as the recovery matures, larger companies often experience more substantial gains in their earnings results. Therefore, we expect to find a greater number of investment opportunities in this area as the year progresses.

Scudder Development Fund Market Capitalization
	July 31, 2003	January 31, 2004
Small Caps (<$1.5 billion)	29.5%	30.2%
Mid Caps ($1.5 to $10 billion)	49.4	49.7
Large Caps (>$10 billion)	15.9	14.8
The remaining balance is cash or cash equivalents.
Past allocations are not an indication of future allocations.

Q: Are you still finding opportunities in smaller and midsize growth companies as well?

A: Yes. One benefit of investing in small caps is the ability to select from a wide range of companies and put our strong research capabilities to work. During the past year, however, fundamental research wasn't necessarily rewarded as the "rising tide lifted all boats," most notably lower-quality companies. We believe this is often the case when the market is emerging from a long downturn, but such periods are not common when market history is viewed from a longer-term perspective. As a result, we believe that the inevitable return to a more rational market environment will reward investors who focus on fundamental research and individual stock selection. Although the fund's relative performance was not strong when viewed within the short, six-month time frame, we are confident in the long-term potential of our investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03

Information Technology	32%	28%
Health Care	22%	23%
Consumer Discretionary	17%	11%
Financials	10%	12%
Industrials	9%	13%
Consumer Staples	4%	7%
Energy	4%	4%
Telecommunication Services	1%	1%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (27.5% of Portfolio)
1. Cisco Systems, Inc. Developer of computer network products	4.2%
2. Vishay Intertechnology, Inc. Manufacturer of electronic components	3.4%
3. Corinthian Colleges, Inc. Provider of higher education	3.1%
4. GTECH Holdings Corp. Operator of computerized on-line lottery systems	2.7%
5. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.5%
6. Applied Micro Circuits Corp. Manufacturer and developer of silicon solutions for the world's communication infrastructure	2.5%
7. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.4%
8. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.3%
9. Amgen, Inc. Developer of pharmaceuticals	2.2%
10. Tempur-Pedic International, Inc. Manufacturer of foam mattresses and pillows	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 15.8%
Automobiles 1.6%
Thor Industries, Inc.*	137,000	4,110,000
Hotel Restaurants & Leisure 3.8%
GTECH Holdings Corp.	131,300	7,301,593
The Cheesecake Factory, Inc.*	66,000	2,825,460
		10,127,053
Household Durables 4.5%
Harman International Industries, Inc.*	83,200	6,175,936
Tempur-Pedic International, Inc.*	363,600	5,890,320
		12,066,256
Media 1.0%
Entercom Communications Corp.*	56,300	2,680,443
Multiline Retail 1.0%
Kohl's Corp.*	57,400	2,542,820
Specialty Retail 2.0%
Chico's FAS, Inc.*	143,500	5,286,540
Textiles, Apparel & Luxury Goods 1.9%
Columbia Sportswear Co.*	95,500	5,073,915
Consumer Staples 4.2%
Beverages 1.1%
Constellation Brands, Inc. "A"*	87,300	2,928,042
Food & Drug Retailing 1.7%
Performance Food Group Co.*	147,300	4,616,382
Food Products 1.4%
Dean Foods Co.*	115,700	3,702,400
Energy 3.4%
Energy Equipment & Services
BJ Services Co.*	71,900	2,814,166
Rowan Companies, Inc.*	274,600	6,282,848
		9,097,014
Financials 9.1%
Diversified Financial Services
Ameritrade Holding Corp.*	304,400	4,824,740
Chicago Mercantile Exchange*	25,800	2,255,436
Citigroup, Inc.	58,400	2,889,632
Goldman Sachs Group, Inc.	13,800	1,373,790
Investment Technology Group, Inc.*	216,700	3,521,375
Investors Financial Services Corp.	123,300	5,109,552
Labranche & Co., Inc.	149,300	1,490,014
Providian Financial Corp.*	203,300	2,783,177
		24,247,716
Health Care 21.3%
Biotechnology 6.5%
Amgen, Inc.*	92,500	5,965,325
Gilead Sciences, Inc.*	66,400	3,643,368
Martek Biosciences Corp.*	74,900	4,858,014
MedImmune, Inc.*	114,500	2,690,750
		17,157,457
Health Care Equipment & Supplies 2.5%
Medtronic, Inc.*	137,054	6,745,798
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	66,200	4,244,082
WellPoint Health Networks, Inc.*	55,800	5,859,000
		10,103,082
Pharmaceuticals 8.5%
Biovail Corp.*	114,100	2,529,597
Eli Lilly & Co.	73,400	4,994,136
Johnson & Johnson	77,600	4,145,392
Pfizer, Inc.	159,200	5,831,496
Teva Pharmaceutical Industries Ltd. (ADR)	82,300	5,151,157
		22,651,778
Industrials 9.0%
Aerospace & Defense 1.2%
Alliant Techsystems, Inc.*	57,200	3,203,200
Airlines 1.3%
SkyWest, Inc.	184,800	3,570,336
Commercial Services & Supplies 5.1%
Corinthian Colleges, Inc.*	132,300	8,240,967
ITT Educational Services, Inc.*	93,400	5,171,558
		13,412,525
Road & Rail 1.4%
Swift Transportation Co., Inc.*	181,100	3,585,780
Information Technology 30.7%
Communications Equipment 5.8%
Adaptec, Inc.*	431,800	4,045,966
Cisco Systems, Inc.*	438,600	11,245,704
		15,291,670
Computers & Peripherals 4.9%
Dell, Inc.*	146,100	4,889,967
EMC Corp.*	293,300	4,117,932
Network Appliance, Inc.*	183,200	4,096,352
		13,104,251
Electronic Equipment & Instruments 5.2%
Jabil Circuit, Inc.*	164,000	4,854,400
Vishay Intertechnology, Inc.*	390,500	9,075,220
		13,929,620
Semiconductors & Semiconductor Equipment 13.3%
Applied Micro Circuits Corp.*	922,000	6,702,940
Linear Technology Corp.	115,300	4,612,000
Microchip Technology, Inc.	100,250	2,887,200
National Semiconductor Corp.*	134,600	5,175,370
Novellus Systems, Inc.*	89,300	3,041,558
QLogic Corp.*	50,400	2,265,984
Teradyne, Inc.*	180,600	4,858,140
Texas Instruments, Inc.	182,700	5,727,645
		35,270,837
Software 1.5%
Cognos, Inc.*	128,000	3,868,160
Materials 1.0%
Containers & Packaging
Packaging Corp. of America	127,200	2,752,608
Telecommunication Services 1.4%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	275,400	3,560,922
Total Common Stocks (Cost $197,097,302)		254,686,605

Cash Equivalents 4.1%
Scudder Cash Management QP Trust 1.09% (b) (Cost $10,895,930)	10,895,930	10,895,930
Total Investment Portfolio - 100.0% (Cost $207,993,232) (a)		265,582,535

* Non-income producing security.
(a) The cost for federal income tax purposes was $207,993,232. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $57,589,303. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,110,931 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,521,628.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $197,097,302)	$ 254,686,605
Investment in Scudder Cash Management QP Trust (cost $10,895,930)	10,895,930
Total investments in securities, at value (cost $207,993,232)	265,582,535
Dividends receivable	42,074
Interest receivable	6,798
Receivable for Fund shares sold	60,263
Other receivables	365,142
Total assets	266,056,812
Liabilities
Payable for Fund shares redeemed	2,030,724
Accrued management fee	208,671
Other accrued expenses and payables	100,007
Total liabilities	2,339,402
Net assets, at value	$ 263,717,410
Net Assets
Net assets consist of:
Accumulated net investment loss	(1,292,105)
Net unrealized appreciation (depreciation) on: Investments	57,589,303
Other receivables	(1,239,535)
Accumulated net realized gain (loss)	(201,872,141)
Paid-in capital	410,531,888
Net assets, at value	$ 263,717,410
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,349,839 / 122,009 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.26
Class S Net Asset Value, offering and redemption price per share ($261,367,571 / 13,574,535 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $3,245)	$ 381,633
Interest - Scudder Cash Management QP Trust	21,522
Total Income	403,155
Expenses: Management fee	1,105,362
Administrative fee	585,103
Trustees' fees and expenses	4,035
Other	783
Total expenses, before expense reductions	1,695,283
Expense reductions	(23)
Total expenses, after expense reductions	1,695,260
Net investment income (loss)	(1,292,105)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,131,067
Net unrealized appreciation (depreciation) during the period on: Investments	26,855,305
Other receivables	(85,043)
26,770,262
Net gain (loss) on investment transactions	35,901,329
Net increase (decrease) in net assets resulting from operations	$ 34,609,224

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ (1,292,105)	$ (1,824,025)
Net realized gain (loss) on investment transactions	9,131,067	(150,049,304)
Net unrealized appreciation (depreciation) on investment transactions during the period	26,770,262	192,729,351
Net increase (decrease) in net assets resulting from operations	34,609,224	40,856,022
Fund share transactions: Proceeds from shares sold	16,712,753	28,912,273
Cost of shares redeemed	(27,299,483)	(50,966,645)
Net increase (decrease) in net assets from Fund share transactions	(10,586,730)	(22,054,372)
Increase (decrease) in net assets	24,022,494	18,801,650
Net assets at beginning of period	239,694,916	220,893,266
Net assets at end of period (including accumulated net investment loss of $1,292,105 at January 31, 2004)	$ 263,717,410	$ 239,694,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.81	$ 13.95	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.12)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.54	2.98	(7.98)	(17.74)
Total from investment operations	2.45	2.86	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	-	-	(1.28)	(5.85)
Total distributions	-	-	(1.28)	(5.85)
Net asset value, end of period	$ 19.26	$ 16.81	$ 13.95	$ 23.35
Total Return (%)	14.57**	20.50	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.7		1
Ratio of expenses (%)	1.30*	1.30	1.30	1.27*
Ratio of net investment income (loss) (%)	(.99)*	(.84)	(.75)	(.43)*
Portfolio turnover rate (%)	60*	111	44	61
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 16.80	$ 13.94	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67
Income (loss) from investment operations:
Net investment income (loss)[d]	(.09)	(.12)	(.14)	(.17)	(.42)	(.04)	(.35)
Net realized and unrealized gain (loss) on investment transactions	2.54	2.98	(7.99)	(15.55)	11.58	(1.76)	4.49
Total from investment operations	2.45	2.86	(8.13)	(15.72)	11.16	(1.80)	4.14
Less distributions from: Net realized gains on investment transactions	-	-	(1.28)	(5.85)	(6.50)	-	(3.75)
Total distributions	-	-	(1.28)	(5.85)	(6.50)	-	(3.75)
Net asset value, end of period	$ 19.25	$ 16.80	$ 13.94	$ 23.35	$ 44.92	$ 40.26	$ 42.06
Total Return (%)	14.58**	20.52	(36.57)	(38.43)	29.22	(4.33)**	11.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	261	239	220	445	827	716	775
Ratio of expenses before expense reductions (%)	1.30*	1.30	1.30	1.29	1.41[e]	1.52*	1.51
Ratio of expenses after expense reductions (%)	1.30*	1.30	1.30	1.29	1.40[e]	1.52*	1.51
Ratio of net investment income (loss) (%)	(.99)*	(.84)	(.75)	(.48)	(.95)	(1.09)*	(.94)
Portfolio turnover rate (%)	60*	111	44	61	100	4*	97[f]
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.
[c] For the year ended June 30.
[d] Based on average shares outstanding during the period.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.40% and 1.39%, respectively.
[f] The change in the investment objective during the period resulted in a higher portfolio turnover rate.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $90,986,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($31,013,000) and July 31, 2011 ($59,973,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $120,018,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At January 31, 2004, other receivables of $365,142 (0.14% of net assets) with a cost of $1,604,677 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $75,113,400 and $89,153,968, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of the average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees). For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class AARP	$ 3,707	$ 751
Class S	581,396	99,251
	$ 585,103	$ 100,002

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $23 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	82,213	$ 1,516,545	74,982	$ 1,125,159
Class S	835,781	15,196,208	1,913,625	27,787,114
		$ 16,712,753		$ 28,912,273
Shares redeemed
Class AARP	(26,212)	$ (473,775)	(62,013)	$ (886,050)
Class S	(1,459,174)	(26,825,708)	(3,503,967)	(50,080,595)
		$ (27,299,483)		$ (50,966,645)
Net increase (decrease)
Class AARP	56,001	$ 1,042,770	12,969	$ 239,109
Class S	(623,393)	(11,629,500)	(1,590,342)	(22,293,481)
		$ (10,586,730)		$ (22,054,372)

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SDVLX	SCDVX
Fund Number	167	067

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Development Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Development Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------